--------------------------------------------------------------------------------
U.S. GOVERNMENT FIXED INCOME
--------------------------------------------------------------------------------

Alliance Bond Fund
U.S. Government Portfolio

Annual Report
June 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
August 14, 2002

Dear Shareholder:

This report contains the investment activity, market overview and outlook for Alliance Bond Fund U.S. Government Portfolio (the "Portfolio") for the annual reporting period ended June 30, 2002. The Portfolio is now managed by Sean Kelleher. He has over 19 years of investment experience.

Investment Objective and Policies

This open-end fund seeks a high level of current income that is consistent with Alliance's determination of prudent investment risk. The Portfolio invests primarily in U.S. government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. government securities.

Investment Results

The following table provides the performance results for the Portfolio for the six- and 12-month periods ended June 30, 2002. Also included in the table are the total returns for the Portfolio's benchmark, the Lehman Brothers (LB) Government Bond Index, which represents the U.S. government bond market, and the Lipper General U.S. Government Funds Average (the "Lipper Average").

INVESTMENT RESULTS*
Periods Ended June 30, 2002

                                                          ----------------------
                                                               Total Returns
                                                          ----------------------
                                                          6 Months     12 Months
--------------------------------------------------------------------------------
Alliance Bond Fund
U.S. Government
Portfolio
  Class A                                                   3.16%        7.11%
--------------------------------------------------------------------------------
  Class B                                                   2.80%        6.36%
--------------------------------------------------------------------------------
  Class C                                                   2.79%        6.35%
--------------------------------------------------------------------------------
Lehman Brothers
Government
Bond Index                                                  3.78%        8.81%
--------------------------------------------------------------------------------
Lipper General
U.S. Government
Funds Average                                               3.64%        7.88%
--------------------------------------------------------------------------------

* The Portfolio's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of June 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Portfolio include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. The unmanaged Lipper General U.S. Government Funds Average is based on the performance of a universe of funds that invests at least 65% of their assets in U.S. government and agency issues. These funds generally have similar investment objectives to the Portfolio, although investment policies for the various funds may differ. In particular, many funds in the Lipper U.S. government universe are not required to invest solely in securities backed by the full faith and credit of the U.S. For the six- and 12-month periods ended June 30, 2002, the Lipper Average consisted of 170 funds. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.

      Additional investment results appear on pages 5-8.

During the six- and 12-month periods ended June 30, 2002, the Portfolio modestly underperformed its benchmark, the LB Government Bond Index, and its peer group, the Lipper Average. The Portfolio's interest rate exposure was the primary source of underperformance. The Portfolio was positioned based on our expectation that the economy would continue to grow strongly after the healthy gains in the first quarter, and interest rates would continue to rise during the period under review. However, interest rates fell throughout the second quarter. Later in the period, the Portfolio was positioned to more fully participate in a decline in interest rates, and continues to be positioned as such.

The Portfolio's positions in non-government securities continue to perform well. Agency mortgage backed securities (MBS) and commercial mortgage backed securities (CMBS) are the major overweights in the Portfolio. Year-to-date, the LB MBS and CMBS Indices have outperformed the U.S. Treasury Index by 131 and
195 basis points, respectively. These sectors continue to benefit from a reduction in investor appetite for corporate bonds.

Market Overview

Signs of a global economic recovery began to appear at the beginning of the first quarter of 2002, as evidenced by flatter yield curves among the G-7 countries (the G-7 nations are a group of seven industrialized nations, including Canada, France, Germany, Italy, Japan, the United Kingdom and the United States), rebounding commodity prices and the end of European Central Bank easing. U.S. economic growth surpassed expectations for both the fourth quarter of 2001 and the first quarter of 2002; gross domestic product (GDP) was 2.7% and 5.0%, respectively. Economic growth was boosted by low interest rates, robust consumer spending, tax reductions and increased government spending. However, in the second quarter continuing weakness in the labor market, anemic business spending and a sharp decline in equity valuations dampened prospects for a stronger recovery. The U.S. Federal Reserve adopted a neutral stance, maintaining interest rates at an accommodative 1.75%.


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2 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

During the six-month period ended June 30, 2002, investors turned to the relative safety of fixed income securities as corporate accounting scandals led to a crisis in investor confidence that rocked the equity markets. Concerns over terrorism, increasing tensions in the Middle East, and doubts about the quality of the economic recovery also increased the appeal of high quality debt. The LB Government Bond Index returned 3.78% for the period, in line with the broader fixed income bond market, which returned 3.79%, as measured by the Lehman Brothers Aggregate Bond Index.

Agency securities, up 4.08%, outperformed during the period, but Treasury performance, up 3.61%, was dampened by poor returns in the first quarter. Although Treasury performance was strong for most of the period as cautious investors turned to the safety of government debt, performance declined significantly in March as improving economic data releases, an upturn in manufacturing and increasing consumer confidence suggested we could be on our way to a strong and swift economic recovery.

Within the broader fixed income market, securitized bonds such as commercial backed securities (CBS), asset backed securities (ABS) and MBS up 6.34%, 4.45% and 4.51%, respectively, outperformed, offering yield with safety. Corporates, up 2.63%, posted the lowest returns for the six-month period. Aggressive rating agency downgrades due to changes in methodology and growing concerns about the integrity of corporate management fueled the high volatility in the sector throughout the period.

Investment Strategy Review

During the six-month period under review, the Portfolio was gradually repositioned back to its core holdings, U.S. Treasury and agency debentures. As this period of economic uncertainty continues, the Portfolio was positioned to be less sensitive to financial market turmoil. Additionally, the MBS and CMBS markets were two of the best performing sectors in the investment grade fixed income universe during the first half of 2002. We did not expect their performance to continue, should interest rates continue to decline. Therefore, we reduced the Portfolio's exposure to CMBS through a program of active sales as well as through the maturation of seasoned loan deals. In fact, the Portfolio's exposure to lower-rated investment-grade securities declined during the period as a result of these maturities. We also reduced the Portfolio's exposure to mortgage prepayments. The cash generated from these sales was placed into U.S. Treasury securities and agency debentures during the period.

Economic and Market Outlook

We continue to expect the economic recovery in the U.S. to advance throughout the year, however, at a slower pace than originally expected. The combination of very accommodative fiscal and monetary policy, strong liquidity and very lean inventory positions should support reasonably strong growth. Weakness in the U.S. equity market, along with concerns over corporate integrity will slow the recovery


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

of the business sector, where the recession was the most severe. Consequently, the U.S. Federal Reserve should maintain interest rates at their current levels for the rest of the year. In this environment, with little likelihood of interest rates rising, the yield curve will remain steep.

In the short-term, we expect the government bond sector to continue to benefit from a flight to quality as concerns over the pace of economic recovery, equity market volatility, terrorism and corporate accounting irregularities persist.

Prospects for mortgages are currently mixed. Demand is strong from banks and crossover buyers from the corporate market, but a further decline in interest rates would trigger a surge in prepayments and supply. Nonetheless, a refinancing wave has typically spelled opportunity for mortgage investors. With interest rates as low as they are, we anticipate that the mortgage market may be a source of low-risk yield enhancement for the Portfolio.

We appreciate your continuing interest and investment in Alliance Bond Fund U.S. Government Portfolio. We look forward to reporting the Portfolio's progress to you in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Sean Kelleher

Sean Kelleher
Vice President

[PHOTO]   John D. Carifa

[PHOTO]   Sean Kelleher

Sean Kelleher, Portfolio Manager, has over 19 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
GROWTH OF A $10,000 INVESTMENT
6/30/92 TO 6/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]

Alliance Bond Fund U.S. Government Portfolio
Growth of $10,000 (Class A @ Maximum Offering)
6/30/92 - 6/30/02

                                                                   Lipper
                       Alliance Bond Fund   Lehman Brothers     General U.S.
                         U.S. Government      Government         Government
                           Portfolio          Bond Index        Funds Average
-------------------------------------------------------------------------------
 6/30/1992                  $9,575              $10,000            $10,000
 6/30/1993                 $10,747              $11,290            $11,191
 6/30/1994                 $10,539              $11,139            $10,908
 6/30/1995                 $11,633              $12,482            $12,153
 6/30/1996                 $11,835              $13,046            $12,572
 6/30/1997                 $12,603              $14,011            $13,469
 6/30/1998                 $13,864              $15,587            $14,919
 6/30/1999                 $14,118              $16,062            $15,169
 6/30/2000                 $14,741              $16,866            $15,765
 6/30/2001                 $16,111              $18,609            $17,290
 6/30/2002                 $17,303              $20,249            $18,714

Lehman Brothers Government Bond Index:                 $20,249
Lipper General U.S. Government Funds Average:          $18,714
Alliance Bond Fund U.S. Government Portfolio Class A:  $17,255

This chart illustrates the total value of an assumed $10,000 investment in Alliance Bond Fund U.S. Government Portfolio Class A shares at net asset value
(NAV)(from 6/30/92 to 6/30/02) as compared to the performance of an appropriate broad-based index and the Lipper General U.S. Government Funds Average. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the
LB U.S. Treasury Bond and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ year Treasury Index.

The unmanaged Lipper General U.S. Government Funds Average reflects performance of 50 funds (based on the number of funds in the average from 6/30/92 to 6/30/02). These funds have generally similar investment objectives to Alliance Bond Fund U.S. Government Portfolio, although the investment policies of some funds included in the average may vary.

When comparing Alliance Bond Fund U.S. Government Portfolio to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO
HISTORY OF RETURNS
YEARLY PERIODS ENDED 6/30

                               [BAR CHART OMITTED]

                 ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO--
                            Yearly Periods Ended 6/30
--------------------------------------------------------------------------------
                         Alliance Bond Fund             Lehman Brothers
                      U.S. Government Portfolio      Government Bond Index
--------------------------------------------------------------------------------
      6/30/93                    12.23%                       12.90%
      6/30/94                    -1.93%                       -1.34%
      6/30/95                    10.38%                       12.06%
      6/30/96                     1.74%                        4.51%
      6/30/97                     6.49%                        7.40%
      6/30/98                    10.02%                       11.25%
      6/30/99                     1.83%                        3.05%
      6/30/00                     4.41%                        5.01%
      6/30/01                     9.30%                       10.33%
      6/30/02                     7.11%                        8.81%

Past performance is no guarantee of future results. The Portfolio's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total returns for Class B, Class C and Advisor Class shares will vary due to different expenses associated with these classes. All fees and expenses related to the operation of the Portfolio have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Portfolio include the reinvestment of any distributions paid during each period.

The unmanaged Lehman Brothers (LB) Government Bond Index is composed of the LB U.S. Treasury and Agency Bond Indices, the LB 1-3 Year Government Index and the LB 20+ Year Treasury Index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance Bond Fund U.S. Government Portfolio.


--------------------------------------------------------------------------------
6 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
June 30, 2002

INCEPTION DATES      PORTFOLIO STATISTICS

Class A Shares       Net Assets ($mil): $1,645.8
12/1/85
Class B Shares
9/30/91
Class C Shares
5/3/93

SECURITY TYPE BREAKDOWN

 41.9% Treasury
 26.2% Federal National Mortgage Association
 13.5% Collateralized Mortgage Obligations/Asset
       Backed Securities
 12.9% Federal Home Loan Mortgage Corp.
  3.5% Government National Mortgage Association              [PIE CHART OMITTED]
  0.9% Federal Agricultural Mortgage Corp.
  0.8% Stripped MBS

Short-Term

  0.2% Government Agency
  0.1% Repurchase Agreement

All data as of June 30, 2002. The Portfolio's security type breakdown is expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 7

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
             1 Year                     7.11%                     2.52%
            5 Years                     6.49%                     5.61%
           10 Years                     6.07%                     5.61%
          SEC Yield**                   4.75%

Class B Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
             1 Year                     6.36%                     3.36%
            5 Years                     5.72%                     5.72%
           10 Years(a)                  5.60%                     5.60%
          SEC Yield**                   4.26%

Class C Shares
--------------------------------------------------------------------------------
                                Without Sales Charge        With Sales Charge
             1 Year                     6.35%                     5.35%
            5 Years                     5.74%                     5.74%
    Since Inception*                    4.81%                     4.81%
          SEC Yield**                   4.26%

The Portfolio's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total return for Advisor Class shares will vary due to different expenses associated with this class.

Price fluctuations may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Since inception: 5/3/93 Class C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended June 30, 2002.

(a)   Assumes conversion of Class B shares into Class A shares after six years.


--------------------------------------------------------------------------------
8 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
June 30, 2002

                                                    Principal
                                                       Amount
                                                        (000)       U.S. $ Value
--------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY
   OBLIGATIONS-93.9%

U.S. Treasury Bonds-30.2%
   5.25%, 2/15/29 ............................       $ 37,000       $ 34,806,270
   5.375%, 2/15/31 ...........................         50,000         48,960,500
   6.125%, 11/15/27 ..........................         25,000         26,436,500
   7.125%, 2/15/23 ...........................         25,000         29,425,500
   7.50%, 11/15/16(a) ........................         95,000        114,326,800
   8.125%, 5/15/21 ...........................         24,100         31,073,335
   10.375%, 11/15/09 .........................         98,700        114,603,531
   11.25%, 2/15/15 ...........................         20,000         31,071,800
   12.50%, 8/15/14 ...........................         45,150         66,414,296
                                                                    ------------
                                                                     497,118,532
                                                                    ------------
U.S. Treasury Notes-15.9%
   3.00%, 2/29/04 ............................            881            886,127
   3.25%, 5/31/04 ............................        200,000        201,530,000
   3.625%, 3/31/04-1/15/08 ...................         57,540         59,294,671
                                                                    ------------
                                                                     261,710,798
                                                                    ------------
                                                                     758,829,330
                                                                    ------------
Federal National Mortgage
   Association-28.8%
   zero coupon, 2/15/08 ......................         22,130         16,818,800
   5.50%, 9/25/13 ............................         50,000         51,164,000
   5.63%, 11/01/11 ...........................         19,304         19,587,881
   6.00%, 7/25/17-7/25/32 ....................        200,000        202,828,500
   6.625%, 11/15/30 ..........................         55,000         58,068,450
   7.00%, 9/01/08-1/01/21 ....................         59,898         62,462,349
   7.50%, 12/01/09-1/25/28 ...................         18,393         19,596,110
   8.00%, 3/25/07 ............................          6,598          6,981,687
   8.50%, 4/01/08 ............................          6,147          6,436,606
   9.00%, 8/01/21 ............................          1,491          1,628,464
   10.00%, 11/01/13-10/01/14 .................         24,994         27,142,706
   11.00%, 7/15/16 ...........................          1,484          1,680,768
                                                                    ------------
                                                                     474,396,321
                                                                    ------------
Federal Home Loan Mortgage Corp.-14.2%
   4.875%, 3/15/07 ...........................        100,000        102,214,000
   6.00%, 3/15/23 ............................         29,388         29,902,739
   6.25%, 1/15/27 ............................         15,000         15,515,700
   6.75%, 3/15/31 ............................         60,000         64,477,200
   7.00%, 12/01/10 ...........................          9,427          9,975,351
   8.00%, 9/01/11 ............................          3,624          3,823,026
   12.00%, 8/01/15-7/01/20 ...................          5,942          6,841,245
                                                                    ------------
                                                                     232,749,261
                                                                    ------------


--------------------------------------------------------------------------------
                                ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

Government National Mortgage
   Association-3.8%
Single Family Homes
   7.50%, 12/15/14 ..........................     $   35,595      $   37,853,109
   8.00%, 3/15/12 ...........................         15,737          16,690,948
   8.15%, 12/01/29 ..........................          3,004           3,251,371
   9.00%, 12/15/09-12/15/19 .................          4,601           5,014,668
                                                                  --------------
                                                                      62,810,096
                                                                  --------------
Federal Agricultural Mortgage Corp.-1.0%
   6.724%, 7/25/03 ..........................         15,761          16,423,091
                                                                  --------------

Total U.S. Government & Agency Obligations
   (cost $1,530,863,328) ....................                      1,545,208,099
                                                                  --------------

COLLATERALIZED MORTGAGE
   OBLIGATIONS-7.5%
Chase Mortgage Finance Corp.
   Series 1993-3 Cl.B8
   7.36%, 10/30/24 ..........................          1,745           1,736,235
   Series 1993-3 Cl.B9
   7.36%, 10/30/24 ..........................          1,659           1,650,249
   Series 1993-3 Cl.B10
   7.36%, 10/30/24 ..........................          1,486           1,478,278
Citicorp Mortgage Securities, Inc.
   Series 1987-3 Cl.A1
   9.00%, 5/25/17 ...........................          3,444           3,443,885
Collateralized Mortgage Obligation Trust
   Series 63 Cl.Z
   9.00%, 10/20/20 ..........................          7,863           7,893,749
Comm Series 2001-J1A Cl.A2
   6.457%, 2/14/34(b) .......................         24,948          25,992,822
Comm Series 2001-J1A Cl.C
   6.83%, 2/14/34(b) ........................         10,750          11,030,467
Merrill Lynch Mortgage Investors, Inc.
   Series 1995-C3 Cl.D
   7.789%, 12/26/25 .........................         10,000          10,787,500
Morgan Stanley Capital I
   Series 1998-CF1 Cl.A1
   6.33%, 7/15/32 ...........................         12,460          12,865,330
Mortgage Capital Funding, Inc.
   Series 1996-MC2 Cl.X
   1.916%, 12/21/26 .........................        125,220           6,386,241
Prudential Home Mortgage Securities Co.
   Series 1994-1 Cl. A11
   6.00%, 2/25/09 ...........................         27,544          27,613,047
SACO I, Inc.
   Series 1997-2 Cl.X
   1.485%, 8/25/36 ..........................         42,788           1,397,441


--------------------------------------------------------------------------------
10 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                       Principal
                                                          Amount
                                                           (000)    U.S. $ Value
--------------------------------------------------------------------------------

Target Credit Card Master Trust
   Series 2002-1 Cl.A
   1.985%, 6/27/11 ............................     $      1,000    $  1,000,000
Teachers Insurance & Annuity Association
   Series 2001-Cl Cl.A2
   6.30%, 6/19/21(b) ..........................            9,393       9,903,819
                                                                    ------------

Total Collateralized Mortgage Obligations
   (cost $127,632,914) ........................                      123,179,063
                                                                    ------------
COMMERCIAL MORTGAGE BACKED
   SECURITIES-4.9%
Asset Securitization Corp.
   Series 1997-MD7 Cl.A1B
   7.41%, 1/13/30 .............................           16,847      18,295,842
Credit Suisse First Boston Mortgage
   Series 2000 Cl.AX
   .584%, 4/14/62(b) ..........................          186,758       6,424,482
   Series 2001-CK3 Cl. AX
   1.04%, 6/15/34(b) ..........................           38,669       2,401,371
Prudential Mortgage Capital Funding LLC
   Series 2001-ROCK Cl.A2
   6.605%, 5/10/34 ............................           50,000      53,375,000
Structured Asset Securities Corp.
   Series 2001-2 Cl.A
   7.50%, 7/25/30(b) ..........................              547         544,577
                                                                    ------------

Total Commercial Mortgage Backed Securities
   (cost $79,338,879) .........................                       81,041,272
                                                                    ------------
ASSET BACKED SECURITIES-2.5%
LB-UBS Commercial Mortgage Trust
   Series 2001-WM Cl.A2
   6.53%, 7/14/16(b) ..........................           20,000      21,020,000
Option One Mortgage Securities Corp.
   Series 1999-B Cl.CTFS
   9.66%, 6/26/29(b) ..........................              904         889,252
PNC Mortgage Acceptance Corp.
   Series 2001-C1 Cl.A2
   6.36%, 3/12/34 .............................           18,152      19,041,448
                                                                    ------------

Total Asset Backed Securities
   (cost $39,177,475) .........................                       40,950,700
                                                                    ------------
STRIPPED MORTGAGE BACKED
   SECURITIES-0.9%
Prudential Securities Secured Financing Corp.
   Series 1999-NRF1 Cl.AEC
   .85%, 11/01/31(b)
   (cost $14,818,245) .........................          350,718      14,652,983
                                                                    ------------


                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                   Principal
                                                      Amount
                                                       (000)        U.S. $ Value
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS-0.3%
Federal National Mortgage Association-0.0%
   1.71%, 7/02/02(c) .........................     $   1,000     $      999,952
                                                                 --------------
Federal Home Loan Mortgage Corp.-0.2%
   1.81%, 7/03/02(c) .........................           750            749,924
   1.86%, 7/03/02(c) .........................         2,500          2,499,742
                                                                 --------------
                                                                      3,249,666
                                                                 --------------
                                                                      4,249,618
                                                                 --------------
Repurchase Agreement-0.1%
State Street Bank & Trust Co.
   1.94%, dated 6/28/02, due 7/01/02
   in the amount of $1,374,222
   (collateralized by $1,420,000 FHLB,
   1.69%, 12/29/03, value $1,405,800)
   (amortized cost $1,374,000) ...............         1,374          1,374,000
                                                                 --------------

Total Short-Term Investments
   (cost $5,623,618) .........................                        5,623,618
                                                                 --------------

Total Investments-110.0%
   (cost $1,797,454,459) .....................                    1,810,655,735
Other assets less liabilities-(10.0%) ........                     (164,831,857)
                                                                 --------------

Net Assets-100% ..............................                   $1,645,823,878
                                                                 ==============

(a) Securities, or portions thereof, with an aggregate market value of $84,897,050 have been segregated to collateralize reverse repurchase agreements.

(b) Securities issued in reliance on section 4(2) or Rule 144A of the Securities and Exchange Act of 1933. Rule 144A securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities amounted to $92,859,773 representing 5.6% of net assets.

(c) Securities with an aggregate market value of $4,249,618 have been segregated to collateralize initial margin requirements for the open futures contracts sold.

      Glossary:

      FHLB - Federal Home Loan Bank.

      See notes to financial statements.


--------------------------------------------------------------------------------
12 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
June 30, 2002

Assets
Investments in securities, at value (cost $1,797,454,459) .     $ 1,810,655,735
Cash ......................................................             476,368
Receivable for investments sold ...........................         227,812,451
Interest receivable .......................................          17,683,910
Receivable for capital stock sold .........................           9,851,213
Variation margin receivable for future contracts ..........              87,156
                                                                ---------------
Total assets ..............................................       2,066,566,833
                                                                ---------------
Liabilities
Payable for investment securities purchased ...............         311,287,719
Reverse repurchase agreements .............................          85,525,311
Payable for capital stock redeemed ........................          14,048,869
Unrealized depreciation of swap contracts .................           2,598,092
Dividends payable .........................................           2,286,299
Advisory fee payable ......................................           2,196,306
Distribution fee payable ..................................             699,913
Accrued expenses ..........................................           2,100,446
                                                                ---------------
Total liabilities .........................................         420,742,955
                                                                ---------------
Net Assets ................................................     $ 1,645,823,878
                                                                ===============

Composition of Net Assets
Capital stock, at par .....................................     $       228,342
Additional paid-in capital ................................       1,947,627,082
Distributions in excess of net investment income ..........         (11,296,950)
Accumulated net realized loss on investments,
   options, futures transactions and swap contracts .......        (300,096,812)
Net unrealized appreciation of investments,
   futures contracts, swap contracts, and other assets ....           9,362,216
                                                                ---------------
                                                                $ 1,645,823,878
                                                                ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($865,739,029 / 120,146,049 shares of capital stock
   issued and outstanding) ................................               $7.21
Sales charge--4.25% of public offering price ..............                 .32
                                                                          -----
Maximum offering price ....................................               $7.53
                                                                          =====
Class B Shares
Net asset value and offering price per share
   ($400,221,301 / 55,524,973 shares of capital stock
   issued and outstanding) ................................               $7.21
                                                                          =====
Class C Shares
Net asset value and offering price per share
   ($202,029,757 / 27,997,248 shares of capital stock
   issued and outstanding) ................................               $7.22
                                                                          =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($177,833,791 / 24,673,931 shares of capital stock
   issued and outstanding) ................................               $7.21
                                                                          =====

See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 13

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Year Ended June 30, 2002

Investment Income
Interest .....................................                     $ 99,324,146
Expenses
Advisory fee .................................     $ 8,463,807
Distribution fee--Class A ....................       2,689,153
Distribution fee--Class B ....................       3,622,749
Distribution fee--Class C ....................       1,989,560
Transfer agency ..............................       2,669,074
Custodian ....................................         424,533
Printing .....................................         404,891
Administrative ...............................         124,000
Audit and legal ..............................         115,672
Registration .................................          86,395
Directors' fees ..............................          22,259
Miscellaneous ................................          57,270
                                                   -----------
Total expenses before interest ...............      20,669,363
Interest expense .............................       2,151,753
                                                   -----------
Total expenses ...............................                       22,821,116
                                                                   ------------
Net investment income ........................                       76,503,030
                                                                   ------------
Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investment
   transactions ..............................                        3,176,872
Net realized gain on written
   options transactions ......................                        2,131,913
Net realized loss on futures transactions ....                       (2,966,087)
Net realized loss on swap contracts ..........                       (2,344,731)
Net change in unrealized
   appreciation/depreciation
   of investments, futures contracts,
   swap contracts, options written
   and other assets ..........................                       20,025,936
                                                                   ------------
Net gain on investment transactions ..........                       20,023,903
                                                                   ------------
Net Increase in Net Assets
   from Operations ...........................                     $ 96,526,933
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
14 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                 Year Ended       Year Ended
                                                June 30, 2002    June 30, 2001
                                               ==============    ==============

Increase (Decrease) in Net Assets
from Operations
Net investment income ....................     $   76,503,030    $   66,388,449
Net realized gain (loss) on investments,
   written options, futures and
   swap contracts ........................             (2,033)        1,615,759
Net change in unrealized
   appreciation/depreciation of
   investments, futures contracts,
   swap contracts, options written
   and other assets ......................         20,025,936         7,463,653
                                               --------------    --------------
Net increase in net assets
   from operations .......................         96,526,933        75,467,861
Dividends and Distributions to
Shareholders from
Net investment income
   Class A ...............................        (45,917,533)      (44,077,530)
   Class B ...............................        (16,272,061)      (13,680,249)
   Class C ...............................         (8,987,433)       (8,160,642)
   Advisor Class .........................         (5,326,003)         (470,028)
Distributions in excess of
   net investment income
   Class A ...............................         (3,697,433)         (716,423)
   Class B ...............................         (1,310,281)         (222,355)
   Class C ...............................           (722,436)         (132,641)
   Advisor Class .........................           (428,868)           (7,639)
Tax return of capital
   Class A ...............................         (3,106,367)         (610,816)
   Class B ...............................         (1,100,822)         (189,578)
   Class C ...............................           (606,948)         (113,088)
   Advisor Class .........................           (360,309)           (6,513)
Capital Stock Transactions
Net increase .............................        279,883,858       606,183,218
                                               --------------    --------------
Total increase ...........................        288,574,297       613,263,577
Net Assets
Beginning of period ......................      1,357,249,581       743,986,004
                                               --------------    --------------
End of period ............................     $1,645,823,878    $1,357,249,581
                                               ==============    ==============

See notes to financial statements.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 15

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
June 30, 2002

NOTE A

Significant Accounting Policies

Alliance Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of three portfolios: the Corporate Bond Portfolio, the Quality Bond Portfolio and the U.S. Government Portfolio. Each series is considered to be a separate entity for financial reporting and tax purposes. The accompanying financial statements and notes include the operations of the U.S. Government Portfolio (the "Portfolio") only. The Portfolio offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities traded on a national securities exchange are valued at the last reported sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures


--------------------------------------------------------------------------------
16 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

2. Taxes

It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for Federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Portfolio accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

4. Income and Expenses

All income earned and expenses incurred by the Portfolio are borne on a pro rata basis by each settled class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except that the Portfolio's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and the Advisor Class shares have no distribution fees.

5. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

During the current fiscal year, permanent differences, primarily due to tax return of capital and tax character of bond premium, resulted in a net decrease in distributions in excess of net investment income, net increase in accumulated net realized loss on investments and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

6. Repurchase Agreements

It is the Portfolio's policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with re-


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

spect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

7. Change in Accounting Principle

As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. This change will have no impact on the net assets of the Portfolio. Prior to July 1, 2001, the Portfolio did not amortize premiums on debt securities.

The cumulative effect of this accounting change resulted in a $9,990,042 decrease in cost of investments and a corresponding $9,990,042 decrease in net unrealized depreciation, based on investments owned by the Portfolio on July 1, 2001.

The effect of this change for the year ended June 30, 2002, was to decrease net investment income by $6,332,433, decrease net unrealized a preciation by $979,391 and increase net realized gain on investment transactions by $7,311,824. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect the change in accounting principle.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Portfolio pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at a quarterly rate of ..15 of 1% (approximately .60 of 1% on an annual basis) of the first $500 million of the Portfolio's net assets and .125 of 1% (approximately .50 of 1% on an annual basis) of its net assets over $500 million, valued on the last business day of the previous quarter.

Pursuant to the advisory agreement, the Portfolio paid $124,000 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended June 30, 2002.

The Portfolio compensates Alliance Global Investor Services, Inc. (AGIS) a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. Such compensation amounted to $1,929,445 for the year ended June 30, 2002.

For the year ended June 30, 2002, the Portfolio's expenses were reduced by $13,777 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the Distributor of the Portfolio's shares. The Distributor has advised the Portfolio that it has received front-end sales charges of $147,795 from the sales of Class A shares and $118,874, $829,807 and $94,782 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended June 30, 2002.


--------------------------------------------------------------------------------
18 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------


NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the Portfolio's average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Portfolio that it has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $8,897,176, and $5,889,769 for Class B and Class C shares, respectively; such costs may be recovered from the Portfolio in future periods as long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term in vestments and U.S. government securities) aggregated $416,558,106 and $459,435,949, respectively, for the year ended June 30, 2002. There were purchases of $16,762,186,707 and sales of $16,261,482,586 of U.S. government and government agency obligations for the year ended June 30, 2002.

At June 30, 2002, the cost of investments for federal income tax purposes was $1,807,271,759. Accordingly, gross unrealized appreciation of investments was $25,433,960 and gross unrealized depreciation of investments was $22,049,984 resulting in net unrealized appreciation of $3,383,976.

1. Financial Futures Contracts

The Portfolio may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse affects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference be-


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

tween the value of the contract at the time it was opened and the time it was closed. At June 30, 2002, the Portfolio had outstanding futures contracts, as follows:

                                                                                Value at
                   Number of                  Expiration       Original         June 30,       Unrealized
   Type            Contracts     Position        Month           Value            2002        Depreciation
================  ===========   ==========    ============   =============     ===========  ===============
U.S. Treasury
Note 5 Yr Future  298           Short         September 2002   $31,609,493     $32,011,719     $(402,226)
Swap 10 Yr
Future            440           Short         September 2002    44,895,314      45,732,500      (637,185)

2. Interest Rate Swap Agreements

The Portfolio enters into interest rate swaps to protect itself from interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains/losses on investment transactions. At June 30, 2002, the Portfolio had out standing interest rate swap contracts with the following terms:

                                                          Rate Type
                                                ------------------------------
                   Notional                       Payments         Payments
    Swap            Amount      Termination       made by        received by
Counterparty         (000)         Date         the Portfolio    the Portfolio
-------------      ---------   -------------    -------------    -------------
  Citibank          $13,900       6/22/11           6.08%           LIBOR+
  Citibank          $34,000       1/08/07           5.24%           LIBOR+
Deutsche Bank       $60,000       6/06/07           4.80%           LIBOR+

+ LIBOR (London Interbank Offered Rate)


--------------------------------------------------------------------------------
20 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

3. Options Transactions

For hedging and investment purposes, the Portfolio purchases and writes (sells) put and call options on debt securities that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Portfolio pays a premium whether or not the option is exercised. Additionally, the Portfolio bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid.
The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains from option transactions. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security purchased by the Portfolio. The risk involved in writing an option is that, if the option was exercised the underlying security could then be purchased or sold by the Portfolio at a disadvantageous price.

Transactions in options written for the year ended June 30, 2002 were as follows:

                                                   Number of
                                                   Contracts          Premiums
                                                   =========        ===========
Options outstanding at beginning of
   the period ................................            30        $   281,250
Options written ..............................         2,600          3,483,438
Options terminated in closing purchase
   transactions ..............................        (2,600)        (3,483,438)
Options expired ..............................           (30)          (281,250)
                                                   ---------        -----------
Options outstanding at June 30, 2002 .........            -0-       $        -0-
                                                   =========        ===========


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended June 30, 2002 and June 30, 2001 were as follows:

                                                 2002                2001
                                             ===========          ===========
Distributions paid from:
   Ordinary income ...................       $82,835,463          $66,388,449
                                             -----------          -----------
Total taxable distributions ..........        82,835,463           66,388,449
   Tax return of capital .............         5,174,446              919,995
                                             -----------          -----------
Total distributions paid .............       $88,009,909(a)       $67,308,444(a)
                                             -----------          -----------

As of June 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses ..................        $(300,529,575)(b)
                                                               -------------
Unrealized appreciation/(depreciation) ................              784,328(c)
                                                               -------------
Total accumulated earnings/(deficit) ..................        $(299,745,247)
                                                               =============

(a) Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.

(b) On June 30, 2002, the Portfolio had a capital loss carry-forward for federal income tax purposes of $279,702,687 (of which $7,126,610 and $25,133,978 were attributable to the purchase of net assets of Alliance Limited Maturity Government Income Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc., respectively, by the Portfolio in December of 2000), of which $84,685,114 expires in the year 2003, $64,973,014 expires in the year 2004, $51,829,521 expires in the year 2005, $6,928,773 expires in the year 2006, $16,083,708 expires in the year 2007, $48,732,137 expires in the year 2008, and $6,470,420 expires in the year 2009. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended June 30, 2002, $182,060,087 of the capital loss carryforward expired. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards, brought forward as a result of the Portfolio's merger with Alliance Limited Maturity Government, Inc. and the Alliance Mortgage Securities Fund, Inc., may apply. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Portfolio's net taxable year. For the year ended June 30, 2002 the Portfolio deferred to July 1, 2002, post October capital losses of $20,645,102. As of June 30, 2002, the Portfolio deferred tax straddle losses of $181,786.

(c) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.


--------------------------------------------------------------------------------
22 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTE F

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                         -----------------------------      ----------------------------------
                                     Shares                               Amount
                         -----------------------------      ----------------------------------
                          Year Ended        Year Ended           Year Ended         Year Ended
                            June 30,          June 30,             June 30,           June 30,
                                2002              2001                 2002               2001
                         ---------------------------------------------------------------------
Class A
Shares sold              147,432,112       100,294,848      $ 1,062,360,414      $ 721,108,697
----------------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance
  Limited Maturity
  Government
  Fund                            -0-        3,247,866                   -0-        23,352,156
----------------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance Mortgage
  Securities Income
  Fund                            -0-       53,530,621                   -0-       387,026,392
----------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                4,167,873         3,327,625           30,124,250         24,141,842
----------------------------------------------------------------------------------------------
Shares converted
  from Class B             3,136,090         3,869,262           24,883,707         27,679,470
----------------------------------------------------------------------------------------------
Shares redeemed         (158,502,944)     (101,975,106)      (1,143,883,509)      (732,922,312)
----------------------------------------------------------------------------------------------
Net increase
  (decrease)              (3,766,869)       62,295,116      $   (26,515,138)     $ 450,386,245
==============================================================================================


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

                           -----------------------------      --------------------------------
                                        Shares                              Amount
                           -----------------------------      --------------------------------
                             Year Ended       Year Ended         Year Ended         Year Ended
                               June 30,         June 30,           June 30,           June 30,
                                   2002             2001               2002               2001
                           -------------------------------------------------------------------
Class B
Shares sold                  39,137,935       20,581,164      $ 285,085,120      $ 148,564,334
----------------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance
  Limited Maturity
  Government
  Fund                              -0-        1,987,013                -0-         14,286,624
----------------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance Mortgage
  Securities Income
  Fund                              -0-        2,600,662                -0-         18,828,795
----------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                   1,616,781        1,166,177         11,691,662          8,473,742
----------------------------------------------------------------------------------------------
Shares converted
  to Class A                 (3,546,194)      (3,866,813)       (24,883,707)       (27,679,470)
----------------------------------------------------------------------------------------------
Shares redeemed             (20,377,516)     (12,389,157)      (148,144,475)       (88,954,157)
----------------------------------------------------------------------------------------------
Net increase                 16,831,006       10,079,046      $ 123,748,600      $  73,519,868
==============================================================================================

Class C
Shares sold                  19,154,718       11,166,229      $ 139,438,986      $  80,682,167
----------------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance
  Limited Maturity
  Government
  Fund                              -0-        2,399,068                -0-         17,273,290
----------------------------------------------------------------------------------------------
Shares issued in
  connection with
  acquisition of
  Alliance Mortgage
  Securities Income
  Fund                              -0-        2,259,915                -0-         16,361,783
----------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                     910,419          722,448          6,592,467          5,280,211
----------------------------------------------------------------------------------------------
Shares redeemed             (15,734,751)      (8,989,832)      (113,989,182)       (64,796,170)
----------------------------------------------------------------------------------------------
Net increase                  4,330,386        7,557,828      $  32,042,271      $  54,801,281
==============================================================================================


--------------------------------------------------------------------------------
24 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                                     -----------------------------      -------------------------------
                                                Shares                              Amount
                                     -----------------------------      -------------------------------
                                                        October 6,                           October 6,
                                        Year Ended      2000(a) to         Year Ended        2000(a) to
                                          June 30,        June 30,           June 30,          June 30,
                                              2002            2001               2002              2001
                                     ------------------------------------------------------------------
Advisor Class
Shares sold                             20,316,829       3,778,685      $ 146,617,899      $ 27,301,690
-------------------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                                818,898          59,899          5,898,085           432,352
-------------------------------------------------------------------------------------------------------
Shares redeemed                           (264,735)        (35,645)        (1,907,859)         (258,218)
-------------------------------------------------------------------------------------------------------
Net increase                            20,870,992       3,802,939      $ 150,608,125      $ 27,475,824
=======================================================================================================

NOTE G

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price.

As of June 30, 2002, the Portfolio had entered into the following reverse repurchase agreements:

   Amount                Broker             Interest Rate      Maturity
 ===========        ===================     =============     ==========
 $55,082,517        Lehman Brothers             1.80%           7/03/02
 $30,442,794        UBS Securities LLC          1.89%           7/05/02

For the year ended June 30, 2002, the average amount of reverse repurchase agreements outstanding was $126,627,857 and the daily weighted average interest rate was 1.68%.

NOTE H

Acquisition of Alliance Limited Maturity Government Fund, Inc. and Alliance Mortgage Securities Income Fund, Inc.

On December 8, 2000 and December 15, 2000, the Portfolio acquired all of the net assets of the Alliance Limited Maturity Government Fund, Inc. ("ALMGF") and Alliance Mortgage Securities Income Fund, Inc. ("AMSIF"), respectively, pursuant to separate plans of reorganization approved by the shareholders of the relevant fund on November 14, 2000. On December 8, 2000 the acquisition was accomplished by a tax free exchange of 7,633,947 shares of the Portfolio for 6,033,987 shares of ALMGF. The aggregate net assets of the Portfolio and ALMGF immediately before the acquisition were $767,136,031 and $54,912,070, respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $822,048,101. On December 15, 2000, the acquisition of AMSIF was accomplished by a tax free exchange of

(a)   Commencement of distribution


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

58,391,198 shares of the Portfolio for 50,543,030 shares of AMSIF. The aggregate net assets of the Portfolio and AMSIF immediately before the acquisition were $835,636,124 and $422,216,970, respectively. Immediately after the acquisition, the combined net assets of the Portfolio amounted to $1,257,853,094.


NOTE I

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the year ended June 30, 2002.


--------------------------------------------------------------------------------
26 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                    --------------------------------------------------------------------
                                                                    Class A
                                    --------------------------------------------------------------------
                                                             Year Ended June 30,
                                    --------------------------------------------------------------------
                                      2002(a)          2001           2000           1999           1998
                                    --------------------------------------------------------------------
Net asset value,
  beginning of period .........     $   7.14       $   6.99       $   7.19       $   7.57       $   7.41
                                    --------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......          .37            .47            .50            .52            .54
Net realized and unrealized
  gain (loss) on investment
  transactions ................          .13            .17           (.20)          (.37)           .18
                                    --------------------------------------------------------------------
Net increase in net asset
  value from operations .......          .50            .64            .30            .15            .72
                                    --------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ......................         (.37)          (.47)          (.49)          (.52)          (.54)
Distributions in excess of
  net investment income .......         (.03)          (.01)            -0-          (.01)            -0-
Tax return of capital .........         (.03)          (.01)          (.01)            -0-          (.02)
                                    --------------------------------------------------------------------
Total dividends
  and distributions ...........         (.43)          (.49)          (.50)          (.53)          (.56)
                                    --------------------------------------------------------------------
Net asset value,
  end of period ...............     $   7.21       $   7.14       $   6.99       $   7.19       $   7.57
                                    ====================================================================
Total Return
Total investment return based
  on net asset value(c)  ......         7.11%          9.30%          4.41%          1.83%         10.02%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............     $865,739       $884,574       $430,895       $426,167       $352,749
Ratio to average net assets of:
  Expenses ....................         1.23%          2.11%          2.14%          1.17%          1.06%
  Expenses, excluding
    interest expense ..........         1.09%          1.13%          1.12%          1.08%          1.06%
Net investment income .........         5.15%          6.57%          7.13%          6.86%          7.08%
Portfolio turnover rate .......         1009%           712%           398%           320%           153%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               -------------------------------------------------------------------
                                                                             Class B
                                               -------------------------------------------------------------------
                                                                       Year Ended June 30,
                                               -------------------------------------------------------------------
                                                2002(a)           2001           2000           1999           1998
                                               -------------------------------------------------------------------
Net asset value,
  beginning of period ...................     $   7.14       $   7.00       $   7.20       $   7.57       $   7.41
                                               -------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ................          .32            .42            .44            .46            .48
Net realized and unrealized
  gain (loss) on investment
  transactions ..........................          .13            .16           (.19)          (.36)           .18
                                               -------------------------------------------------------------------
Net increase in net asset
  value from operations .................          .45            .58            .25            .10            .66
                                               -------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ...............................         (.32)          (.42)          (.44)          (.46)          (.48)
Distributions in excess of
  net investment income ................         (.03)          (.01)            -0-          (.01)            -0-
Tax return of capital ..................         (.03)          (.01)          (.01)            -0-          (.02)
                                               -------------------------------------------------------------------
Total dividends and
  distributions ........................         (.38)          (.44)          (.45)          (.47)          (.50)
                                               -------------------------------------------------------------------
Net asset value,
  end of period .........................     $   7.21       $   7.14       $   7.00       $   7.20       $   7.57
                                              ====================================================================
Total Return
Total investment return based
  on net asset value(c) ................         6.36%          8.39%          3.64%          1.22%          9.20%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .......................     $400,221       $276,308       $200,283       $338,310       $390,253
Ratio to average net assets of:
  Expenses .............................         1.93%          2.90%          2.80%          1.87%          1.76%
  Expenses, excluding
    interest expense ...................         1.80%          1.83%          1.83%          1.79%          1.76%
Net investment income ..................         4.41%          5.95%          6.28%          6.13%          6.37%
Portfolio turnover rate ................         1009%           712%           398%           320%           153%

See footnote summary on page 30.


--------------------------------------------------------------------------------
28 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                               -------------------------------------------------------------------
                                                                                Class C
                                               -------------------------------------------------------------------
                                                                         Year Ended June 30,
                                               -------------------------------------------------------------------
                                                2002(a)           2001           2000           1999           1998
                                               -------------------------------------------------------------------
Net asset value,
  beginning of period ...................     $   7.15       $   7.00       $   7.20       $   7.57       $   7.41
                                               -------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ................          .32            .43            .45            .46            .48
Net realized and unrealized
  gain (loss) on investment
  transactions ..........................          .13            .16           (.20)          (.36)           .18
                                               -------------------------------------------------------------------
Net increase in net asset
  value from operations .................          .45            .59            .25            .10            .66
                                               -------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net investment
  income ...............................         (.32)          (.43)          (.44)          (.46)          (.48)
Distributions in excess of
  net investment income ................         (.03)          (.01)            -0-          (.01)            -0-
Tax return of capital ..................         (.03)            -0-          (.01)            -0-          (.02)
                                               -------------------------------------------------------------------
Total dividends and
  distributions ........................         (.38)          (.44)          (.45)          (.47)          (.50)
                                               -------------------------------------------------------------------
Net asset value,
  end of period .........................     $   7.22       $   7.15       $   7.00       $   7.20       $   7.57
                                              ====================================================================
Total Return
Total investment return based
  on net asset value(c)  ...............         6.35%          8.54%          3.64%          1.22%          9.21%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .......................     $202,030       $169,213       $112,808       $144,145       $114,392
Ratio to average net assets of:
  Expenses .............................         1.93%          2.89%          2.82%          1.87%          1.76%
  Expenses, excluding
    interest expense ...................         1.79%          1.83%          1.83%          1.78%          1.76%
Net investment income ..................         4.42%          5.94%          6.35%          6.13%          6.38%
Portfolio turnover rate ................         1009%           712%           398%           320%           153%

See footnote summary on page 30.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                          -----------------------------
                                                                                   Advisor Class
                                                                          -----------------------------
                                                                              Year           October 6,
                                                                             Ended           2000(d) to
                                                                          June 30,             June 30,
                                                                           2002(a)                 2001
                                                                          -----------------------------
Net asset value, beginning of period ..........................           $   7.14              $  7.05
                                                                          -----------------------------
Income From Investment Operations
Net investment income(b) ......................................                .39                  .34
Net realized and unrealized gain on investment transactions ...                .13                  .12
                                                                          -----------------------------
Net increase in net asset value from operations ...............                .52                  .46
                                                                          -----------------------------
Less: Dividends and Distributions
Dividends from net investment income ..........................               (.39)                (.34)
Distributions in excess of net investment income ..............               (.03)                (.02)
Tax return of capital .........................................               (.03)                (.01)
                                                                          -----------------------------
Total dividends and distributions .............................               (.45)                (.37)
                                                                          -----------------------------
Net asset value, end of period ................................           $   7.21              $  7.14
                                                                          =============================
Total Return
Total investment return based on net asset value(c)  ..........               7.41%                6.65%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) .....................           $177,834              $27,154
Ratio to average net assets of:
  Expenses ....................................................                .89%                1.38%(e)
  Expenses, excluding interest expense ........................                .81%                 .81%(e)
Net investment income .........................................               5.41%                6.74%(e)
Portfolio turnover rate .......................................               1009%                 712%

(a) As required, effective July 1, 2001, the Portfolio has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended June 30, 2002 was to decrease net investment income per share by $.03, increase net realized and unrealized gain on investment transactions per share by $.03, and decrease the ratio of net investment income to average net assets from 5.56% to 5.15% for Class A, from 4.82% to 4.41% for Class B, from 4.83% to 4.42% for Class C and from 5.81% to 5.41% for Advisor Class. Per share ratios and supplemental data for periods prior to July 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)   Commencement of distribution.

(e)   Annualized.


--------------------------------------------------------------------------------
30 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                     ---------------------------
                                                     REPORT OF ERNST & YOUNG LLP
                                                     INDEPENDENT AUDITORS
                                                     ---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of Alliance Bond Fund, Inc. U.S. Government Portfolio

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the U.S. Government Portfolio (the "Portfolio") (one of the portfolios constituting the Alliance Bond Fund, Inc.) as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the U.S. Government Portfolio of the Alliance Bond Fund, Inc. at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP

New York, New York
August 9, 2002


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 31

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

agency securities

Securities issued by U.S. government-related agencies, such as Government National Mortgage Association, Federal Home Loan Mortgage Corporation, and Federal National Mortgage Association (also called U.S. Government Agency Securities). However, not all agency securities are guaranteed by the U.S. Government.

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

mortgage-related security

A security representing an interest in a pool of mortgage loans made to homeowners. In a mortgage-related security, an issuer's obligation to repay principal or pay interest on the security is secured by a large pool of mortgages or mortgage-backed securities. To create a mortgage-related security, an issuer (such as the government or a private company) will "package" or assemble a large number of mortgage loans and issue securities which represent an interest in the income generated by the payments on these mortgages. As the underlying homeowners on the mortgages in the pool pay interest on their loans or repay their principal, these payments flow through to the holders of the mortgage-related security. Mortgage-related securities can bear interest at either fixed rates or adjustable rates.

net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding. NAV can be used in reference to either an individual share or the entire assets of a mutual fund.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

Treasuries

Negotiable U.S. government debt obligations, backed by the full faith and credit of the U.S. government. Treasuries are issued either as bills, notes or bonds depending on the maturity. Treasuries are exempt from state and local taxes.

valuation

The process of determining the value of an asset or company.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
32 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL
The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $412 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 37 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 6/30/02.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 33

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

Alliance Capital At Your Service

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge--a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfund(SM) account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
34 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Matthew D.W. Bloom, Vice President
Paul J. DeNoon, Vice President
Sean Kelleher, Vice President
Jeffrey S. Phlegar, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free (800) 221-5672

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                                               PORTFOLIOS
                                                                                                 IN FUND            OTHER
  NAME, ADDRESS,                                              PRINCIPAL                          COMPLEX        DIRECTORSHIPS
  AGE OF DIRECTOR                                           OCCUPATION(S)                      OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                                      DURING PAST 5 YEARS                    DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTORS

John D. Carifa,** 57,                          President, Chief Operating Officer and a            118             None
1345 Avenue of the                             Director of Alliance Capital Management
Americas                                       Corporation ("ACMC"), with which he has
New York, NY 10105 (14)                        been associated with since prior to
                                               1997.

DISINTERESTED DIRECTORS

Ruth Block,#+ 71,                              Formerly an Executive Vice President and            92              None
P.O. Box 4623                                  the Chief Insurance Officer of The
Stamford, CT 06903 (14)                        Equitable Life Assurance Society of the
                                               United States; Chairman and Chief
                                               Executive Officer of Evlico. Formerly a
                                               Director of Avon, BP Amoco Corporation,
                                               Ecolab, Inc., Tandem Financial Group and
                                               Donaldson, Lufkin & Jenrette Securities
                                               Corporation.

David H. Dievler,#+ 72,                        Independent consultant. Until December              99              None
P.O. Box 167                                   1994, Senior Vice President of ACMC
Spring Lake, NJ 07762 (14)                     responsible for mutual fund
                                               administration. Prior to joining ACMC in
                                               1984, Chief Financial Officer of
                                               Eberstadt Asset Management since 1968.
                                               Prior to that, Senior Manager at Price
                                               Waterhouse & Co., member of American
                                               Institute of Certified Public
                                               Accountants since 1953.

John H. Dobkin,#+ 60,                          Consultant. Currently, President of the             95              None
P.O. Box 12                                    Board of Save Venice, Inc. (preservation
Annandale, NY 12504 (4)                        organization). Formerly a Senior Advisor
                                               from June 1999 - June 2000 and President
                                               from December 1989 - May 1999 of
                                               Historic Hudson Valley (historic
                                               preservation). Previously, Director of
                                               the National Academy of Design and
                                               during 1988-92, Director and Chairman of
                                               the Audit Committee of ACMC.


--------------------------------------------------------------------------------
36 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

                                                                                               PORTFOLIOS
                                                                                                 IN FUND            OTHER
  NAME, ADDRESS,                                              PRINCIPAL                          COMPLEX        DIRECTORSHIPS
  AGE OF DIRECTOR                                           OCCUPATION(S)                      OVERSEEN BY          HELD BY
(YEARS OF SERVICE*)                                      DURING PAST 5 YEARS                    DIRECTOR           DIRECTOR
------------------------------------------------------------------------------------------------------------------
DISINTERESTED DIRECTORS
(continued)

William H. Foulk, Jr.,#+,69,                   Investment Adviser and an independent               113             None
2 Sound View Drive                             consultant. Formerly Senior Manager of
Suite 100                                      Barrett Associates, Inc., a registered
Greenwich, CT 06830  (4)                       investment adviser, with which he had
                                               been associated since prior to 1997.
                                               Formerly Deputy Comptroller of the State
                                               of New York and, prior thereto, Chief
                                               Investment Officer of the New York Bank
                                               for Savings.

Clifford L. Michel,#+, 62,                     Senior Counsel of the law firm of Cahill            95           Placer Dome Inc.
15 St. Bernard's Road                          Gordon & Reindel, since February 2001                            (mining)
Gladstone, NJ 07934                            and a partner of that firm for more than
(14)                                           25 years prior thereto. President and
                                               Chief Executive Officer of Wenonah
                                               Development Company (investments).

Donald J. Robinson,#+, 67,                     Senior Counsel of the law firm of                   107             None
98 Hell's Peak Road                            Orrick, Herrington & Sutcliffe LLP since
Weston, VT 05161                               January 1997. Formerly a senior partner
(5)                                            and a member of the Executive Committee
                                               of that firm. He was also a member and
                                               Chairman of the Municipal Securities
                                               Rulemaking Board and a Trustee of the
                                               Museum of the City of New York.

*     There is no stated term of office for the Fund's Directors.

** Mr. Carifa is an "interested director", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 37

----------------------
MANAGEMENT OF THE FUND
----------------------

Officer Information

Certain information concerning the Fund's officers is set forth below.

                                                                                    Principal Occupation
Name, Address* and Age                 Position(s) Held with Fund                   During Past 5 Years**
-----------------------------------------------------------------------------------------------------------------
Wayne D. Lyski, (60)                   Senior Vice President           Executive Vice President of Alliance Capital Management
                                                                       Corporation ("ACMC")**, with which he has
                                                                        been associated since prior to 1997.

Kathleen A. Corbet, (42)               Senior Vice President           Executive Vice President of ACMC,** with which she has been associated since prior to 1997.

Matthew D.W. Bloom, (45)               Vice President                  Senior Vice President of ACMC**, with which
                                                                       he has been associated since prior to 1997.

Jeffrey S. Phlegar, (35)               Vice President                  Senior Vice President of ACMC**, with which he has been
                                                                       associated since prior to 1997.

Sean Kelleher, (41)                    Vice President                  Senior Vice President of ACMC** since 1999.
                                                                       Previously, a manager of the MBS swaps desk
                                                                       at Deutsche Bank since 1997 and worked in
                                                                       fixed income research at Merrill Lynch
                                                                       Since prior to 1997.

Paul J. DeNoon, (39)                   Vice President                  Senior Vice President of ACMC**, with which
                                                                       he has been associated since prior to 1997.

Edmund P. Bergan, Jr., (52)            Secretary                       Senior Vice President and General Counsel
                                                                       of Alliance Fund Distributors, Inc.
                                                                       ("AFD")** and Alliance Global Investor
                                                                       Services, Inc. ("AGIS")**, with which he
                                                                       has been associated since prior to 1997.

Mark D. Gersten, (51)                  Treasurer and                   Senior Vice President of AGIS**, with which
                                       Chief Financial Officer         he has been associated since prior to
                                                                       1997.

Vincent S. Noto, (37)                  Controller                      Vice President of AGIS**, with which he has
                                                                       been associated since prior to 1997.

* The address for each of the Fund's officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, AFD, and AGIS are affiliates of the Fund.

      The Fund's Statement of Additional Information (SAI) has additional information about the Fund's Directors and officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


--------------------------------------------------------------------------------
38 o ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
Intermediate Municipal Portfolios
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                               ALLIANCE BOND FUND U.S. GOVERNMENT PORTFOLIO o 39

NOTES


--------------------------------------------------------------------------------
40 o Alliance Bond Fund U.S. Government Portfolio

Alliance Bond Fund U.S. Government Portfolio
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

USGAR0602